[Logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


                    MFS(R) GOVERNMENT
                    SECURITIES FUND
                    ANNUAL REPORT O FEBRUARY 28, 1998









                   The Roth IRA is now available (see page 28)

--------------------------------------------------------------------------------
                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)


---------------------------


[Photo of A. Keith Brodkin]


---------------------------

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 11
Federal Tax Information ................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
Roth IRA .................................................................. 28
Trustees and Officers ..................................................... 29

--------------------------------------------------------------------------------
   HIGHLIGHTS

o FOR THE YEAR ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 9.91%, CLASS B SHARES 9.17%, CLASS C SHARES 9.15%, AND CLASS I SHARES 10.31%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND BENEFITED FROM MAINTAINING A SLIGHTLY LONGER DURATION THAN NORMAL, WHICH PROVIDED INCREMENTAL RETURNS AS INTEREST RATES DECLINED AND THE BOND MARKET RALLIED.

o PERFORMANCE WAS ALSO HELPED BY OUR DECISION TO EMPHASIZE MATURITIES IN THE 7- TO 20-YEAR RANGE. ALTHOUGH INTEREST RATES DECLINED ACROSS ALL MATURITIES, THEY DECLINED MORE SHARPLY IN THE LONGER MATURITIES.

o WE CONTINUE TO MAINTAIN AN ABOVE- AVERAGE WEIGHTING IN FEDERAL-AGENCY DEBENTURES SUCH AS THOSE ISSUED BY THE SMALL BUSINESS ADMINISTRATION, WHICH PROVIDE INCREMENTAL INCOME AND HELP US ACHIEVE OUR OBJECTIVE OF STRONG, CONSISTENT INVESTMENT RETURNS.
--------------------------------------------------------------------------------


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

---------------------------

[Photo of Jeffrey L. Shames]

---------------------------
     Jeffrey L. Shames

Dear Shareholders:
As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

March 16, 1998

--------------------------------------------------------------------------------
   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED
   MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO
   MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A
   MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
--------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

----------------------------

[Photo of Steven E. Nothern]

----------------------------
      Steven E. Nothern

For the year ended February 28, 1998, Class A shares of the Fund provided a total return of 9.91%, Class B shares 9.17%, Class C shares 9.15%, and Class I shares 10.31%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 10.27% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average general U.S. government fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 9.76%.

Q. COULD YOU DISCUSS THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK OVER THE PAST YEAR?

A. Two decisions in particular contributed significantly to the Fund's favorable performance. The first was our decision to maintain a slightly longer duration than the benchmark. With the decline in overall interest rates, the longer-than-index duration provided incrementally positive returns as the market rallied.

    The second contributor to performance was our decision to emphasize maturities in the 7- to 20-year range. Although interest rates declined across all maturities, they declined more sharply in the longer maturities. Yields on two-year U.S. Treasuries, for example, declined by 56 basis points (0.56%) for the year, whereas yields on 10-year Treasuries declined by 95 basis points (0.95%). Our overweighting in the longer maturities helped performance, as this was the best-performing maturity sector of the market.

Q. HOW WOULD YOU DESCRIBE THE ECONOMIC AND INVESTMENT ENVIRONMENT OF THE PAST YEAR?

A. The surprise has been that robust economic growth, especially this late in the economic cycle, has coincided with a dramatic improvement in inflation trends. Even though overall economic activity exceeded what the Federal Reserve Board (the Fed) would consider a noninflationary speed limit for much of the year, and despite the fact that the Fed saw it necessary to slightly tighten policy by increasing the federal funds rate to 5.50% on March 25, 1997, two very favorable trends worked in favor of the market and helped ease rates somewhat. The first was the sharp decline in the federal government's deficit borrowing needs. In fact, for the 12-month period ended January 31, 1998, the government was already running a surplus of about $17 billion and, for the fiscal year ending this October, the surplus may be significantly higher. The second favorable factor was the declining trend in inflation rates. Much to the surprise of most economists, inflation moved significantly lower over the course of the year, with the Consumer Price Index, for example, declining from 3.3% in 1996 to 1.7% in 1997.

Q. WHAT ABOUT THE FIXED-INCOME ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE FUND?

A. Although at times volatile, the environment was mostly positive over the past year. With the general decline in interest rates, coupon income was augmented by opportunities for capital appreciation, particularly in longer-maturity securities. For example, an investment in the two-year sector would have returned approximately 6.97%, whereas the total return in the 10-year sector was nearly 13.00%. With household income, job growth, and consumer confidence quite strong, the rally in shorter maturities was somewhat limited by concerns that the Fed would again find it necessary to move short-term interest rates higher. The very favorable performance on the inflation and fiscal fronts, however, provided a positive underpinning for Treasuries, one that longer maturities were able to benefit from more fully. This environment benefited the Fund, given our overweighting in longer-maturity Treasury and agency securities.

Q. COULD YOU TALK ABOUT THE FUND'S DURATION, OR SENSITIVITY TO CHANGES IN INTEREST RATES, AND HOW THIS REFLECTS YOUR OUTLOOK?

A. For most of the year, the portfolio duration was 5% to 10% longer than the appropriate benchmark duration. Strength in overall economic activity, along with the risk that the Fed might tighten once again, argued for caution, so we did not position duration more aggressively. The many positive underpinnings to the market, however, did suggest we should position the Fund to benefit from opportunities for capital appreciation as fears of Fed action receded.

Q.  HAVE YOU CHANGED THE FUND'S DURATION SIGNIFICANTLY IN THE PAST YEAR?

A. Recently, we increased the Fund's duration to perhaps 20% longer than a benchmark, or neutral, duration. Although an easing by the Fed is still unlikely, developments in Asia point to a greatly reduced likelihood of tightening anytime soon. As Fed Chairman Greenspan argued recently, the Asian crisis should have a salutary effect on our economy, slightly reducing export demand while further alleviating inflation pressures.

Q.  HAS THE TURMOIL IN ASIA AFFECTED YOUR INVESTMENT MARKETS IN ANY WAY?

A. So far, the turmoil has only indirectly impacted our fixed-income market. The biggest impact has been on expectations for global growth and domestic inflation. The direct economic impacts, however, have yet to be felt and are, at this point, of uncertain magnitude.

Q. IN YOUR LAST REPORT, YOU SAID THE FUND CONTINUES TO HOLD A SUBSTANTIAL POSITION IN GOVERNMENT-AGENCY PASS-THROUGH CERTIFICATES. IS THIS STILL THE CASE?

A. Yes, we continue to maintain an above-average weighting in agency debentures, and I would expect this overweighting to remain a hallmark of this Fund. To the extent that we are able to earn incremental income by investing in such high-quality federal agency debentures as those issued by the Small Business Administration, this helps us with our objective of achieving strong, consistent investment returns.

Q.  WHAT DO YOU SEE AS THE GREATEST RISK TO THE FUND THIS YEAR?

A. The Asian crisis has increased the level of economic uncertainty and, consequently, increased uncertainty about the fixed-income outlook. The greatest risk is that we miss, or fail to react to, a significant change in economic and inflation trends.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC ENVIRONMENT OR YOUR MARKET, AND HOW ARE YOU POSITIONING THE FUND FOR THEM?

A. Prospects for the economic environment, and especially for the fixed-income market, are particularly positive. The supply-side nature of the economic expansion, with growth in supply outstripping that of demand, and the boom in global productive capacity have helped to suppress inflation. A declining profile for inflation at this stage of the economic expansion is remarkable, and any slowdown in economic growth could quickly trigger still-lower inflation expectations. Investors have yet to fully embrace the idea that the economy is at, or close to, price stability. Although the economy is showing few signs of weakening, interest rates will have considerable room to fall once economic activity does cool, making the view more broadly accepted that we are indeed close to our long-term objective of price stability.

/s/ Steven E. Nothern
    Steven E. Nothern
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE

   STEVEN E. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND
   WAS NAMED VICE PRESIDENT -- INVESTMENTS IN 1989 AND SENIOR VICE
   PRESIDENT IN 1993. A GRADUATE OF MIDDLEBURY COLLEGE, HE HOLDS A MASTER
   OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY AND IS A
   CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. HE HAS MANAGED MFS(R) GOVERNMENT SECURITIES FUND SINCE
   1991.
--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:                  SEEKS CURRENT INCOME AND PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JULY 25, 1984

  CLASS INCEPTION:            CLASS A  JULY 25, 1984
                              CLASS B  AUGUST 30, 1993
                              CLASS C  APRIL 1, 1996
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $418.8 MILLION NET ASSETS AS OF FEBRUARY 28, 1998
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Government Securities Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses.
The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended February 28, 1998)

           MFS Government    Lehman Brothers Consumer Price
           Securities Fund    Government/       Index
            -- Class A       Mortgage Index     -- U.S.
           ---------------  ---------------- --------------
2/93          $ 9,520           $10,170        $10,000
2/94            9,950            10,690         10,250
2/95           10,060            10,880         10,550
2/96           11,300            12,180         10,820
2/97           11,720            12,820         11,150
2/98           12,825            14,133         11,314

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended February 28, 1998)


           MFS Government    Lehman Brothers Consumer Price
           Securities Fund    Government/       Index
            -- Class A       Mortgage Index     -- U.S.
           ---------------  ---------------- --------------
2/88          $ 9,520           $10,110        $10,000
2/90           10,740            11,820         11,030
2/92           13,230            14,930         11,950
2/94           15,630            17,560         12,650
2/96           17,760            20,010         13,340
2/98           20,157            23,223         13,957

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 1998

                                                             1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class A)
  including 4.75% sales charge (SEC results)                + 4.67%       +6.82%       +5.31%       +7.30%
------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class A)
  at net asset value                                        + 9.91%       +8.56%       +6.34%       +7.82%
------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class B)
  with CDSC (SEC results)                                   + 5.17%       +6.92%       +5.36%       +7.48%
------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class B)
  at net asset value                                        + 9.17%       +7.79%       +5.67%       +7.48%
------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class C)
  with CDSC (SEC results)                                   + 8.15%       +8.08%       +6.06%       +7.68%
------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class C)
  at net asset value                                        + 9.15%       +8.08%       +6.06%       +7.68%
------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class I)
  at net asset value                                        +10.31%       +8.72%       +6.44%       +7.87%
------------------------------------------------------------------------------------------------------------
Average general U.S. government fund*                       + 9.76%       +8.17%       +5.77%       +7.55%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Index**                 +10.27%       +9.10%       +6.81%       +8.67%
------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                      + 1.45%       +2.37%       +2.50%       +3.39%
------------------------------------------------------------------------------------------------------------
 *  Source: Lipper Analytical Services, Inc.
**  Source: AIM.
 +  Source: CDA/Wiesenberger.
 #  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

LARGEST SECTORS

U.S. Treasuries                         35.2%
Other Government Agencies               27.7%
Mortgage Backed                         37.1%

For a more complete breakdown, refer to the Portfolio of Investments.

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR
   1998.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- February 28, 1998

Bonds - 98.6%
-----------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)               VALUE
-----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 1.3%
  FHLMC, 6.79s, 2005                                                $ 5,000        $  5,260,156
-----------------------------------------------------------------------------------------------
U.S. Federal Agencies - 33.2%
  Federal National Mortgage Corp., 6.55s, 2007                      $ 1,993        $  1,960,675
  Federal National Mortgage Corp., 6.6s, 2007                         1,995           2,037,738
  Federal National Mortgage Corp., 6.695s, 2007                       2,115           2,093,999
  Federal National Mortgage Corp., 6.95s, 2006                       10,000          10,206,200
  Federal National Mortgage Corp., 7.5s, 2003 - 2013                 43,900          45,061,862
  Federal National Mortgage Corp., 8.46s, 2002                        5,655           5,929,252
  Financing Corp., 9.8s, 2018                                        16,500          23,125,740
  Financing Corp., 10.35s, 2018                                       5,000           7,338,300
  Financing Corp., 10.7s, 2017                                       20,790          31,220,759
  United States Department of Veteran Affairs, 6.3s, 2010            10,000          10,006,200
                                                                                   ------------
                                                                                   $138,980,725
-----------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 64.1%
  Government National Mortgage Association - 23.1%
    GNMA, 6.5s, 2027 - 2028                                         $11,880        $ 11,776,054
    GNMA, 7s, 2008 - 2025                                            37,249          37,817,995
    GNMA, 7.5s, 2002 - 2099                                          18,367          18,936,293
    GNMA, 8s, 2026 - 2027                                            17,301          17,933,391
    GNMA, 8.5s, 2001 - 2009                                           6,827           7,162,121
    GNMA, 10.75s, 2015 - 2016                                           207             234,248
    GNMA, 11.5s, 2010 - 2019                                            984           1,146,730
    GNMA, 12s, 2013 - 2019                                              590             697,243
    GNMA, 12.5s, 2011                                                   702             834,493
                                                                                   ------------
                                                                                   $ 96,538,568
-----------------------------------------------------------------------------------------------
  Small Business Administration - 5.7%
    SBA, 8.625s, 2011                                               $ 3,675        $  3,983,906
    SBA, 8.8s, 2011                                                   1,735           1,898,494
    SBA, 9.05s, 2009                                                  1,973           2,139,744
    SBA, 9.1s, 2009                                                   2,627           2,857,874
    SBA, 9.25s, 2010                                                  2,414           2,648,534
    SBA, 9.3s, 2010                                                   4,082           4,515,869
    SBA, 9.5s, 2010                                                     249             275,817
    SBA, 9.65s, 2010                                                  1,303           1,448,371
    SBA, 9.7s, 2010                                                   1,242           1,379,797
    SBA, 9.9s, 2008                                                   1,001           1,101,964
    SBA, 10.05s, 2008 - 2009                                          1,546           1,714,161
                                                                                   ------------
                                                                                   $ 23,964,531
-----------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 34.4%
    U.S. Treasury Notes, 9.125s, 1999                               $ 8,000        $  8,327,520
    U.S. Treasury Notes, 8.5s, 2000                                  14,000          14,750,260
    U.S. Treasury Notes, 5.375s, 2001                                16,450          16,375,481
    U.S. Treasury Notes, 8s, 2001                                    14,750          15,773,208
    U.S. Treasury Notes, 5.5s, 2003                                  10,000           9,957,800
    U.S. Treasury Bonds, 12.375s, 2004                               10,650          14,344,165
    U.S. Treasury Bonds, 10.375s, 2012                                4,200           5,590,578
    U.S. Treasury Bonds, 11.25s, 2015                                12,685          19,933,336
    U.S. Treasury Bonds, 6.125s, 2027                                38,160          39,227,335
                                                                                   ------------
                                                                                   $144,279,683
-----------------------------------------------------------------------------------------------
  Other - 0.9%
    AID Israel, 9.25s, 2001                                         $ 3,560        $  3,778,898
-----------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                   $268,561,680
-----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $406,473,648)                                        $412,802,561
-----------------------------------------------------------------------------------------------

Short-Term Obligation - 3.0%
-----------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 3/17/98,
    at Amortized Cost                                               $12,600        $ 12,569,816
-----------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
-----------------------------------------------------------------------------------------------
  Investments in repurchase agreements with Goldman
    Sachs, in a joint trading account ($174,204,000), dated
    2/27/98, due 3/2/98, total to be received $174,285,876,
    collateralized by various U.S. Treasury and federal
    agency obligations (with $125,572,000 par and valued
    at $174,204,292), at cost                                       $   762        $    762,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $419,805,464)                                  $426,134,377

Other Assets, Less Liabilities - (1.8)%                                              (7,334,580)
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $418,799,797
-----------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
FEBRUARY 28, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $419,805,464)            $426,134,377
  Cash                                                                       44
  Receivable for investments sold                                    16,415,000
  Receivable for Fund shares sold                                     4,725,007
  Interest receivable                                                 5,503,226
  Other assets                                                            3,751
                                                                   ------------
    Total assets                                                   $452,781,405
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $ 32,870,461
  Payable for Fund shares reacquired                                    715,680
  Payable to affiliates -
    Management fee                                                        6,843
    Shareholder servicing agent fee                                       2,565
    Distribution and service fee                                        187,377
    Administrative fee                                                      342
  Accrued expenses and other liabilities                                198,340
                                                                   ------------
      Total liabilities                                            $ 33,981,608
                                                                   ------------
Net assets                                                         $418,799,797
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $445,319,666
  Unrealized appreciation on investments                              6,328,913
  Accumulated net realized loss on investments                      (33,134,833)
  Accumulated undistributed net investment income                       286,051
                                                                   ------------
      Total                                                        $418,799,797
                                                                   ============
Shares of beneficial interest outstanding                           43,235,099
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $282,809,345 / 29,191,882 shares of
     beneficial interest outstanding)                                 $ 9.69
                                                                      ======
  Offering price per share (100 / 95.25)                              $10.17
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $117,076,595 / 12,094,639 shares of
     beneficial interest outstanding)                                 $ 9.68
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $11,354,225 / 1,168,519 shares of
     beneficial interest outstanding)                                 $ 9.72
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $7,559,632 / 780,059 shares of
     beneficial interest outstanding)                                 $ 9.69
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28, 1998
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $30,232,009
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,635,005
    Trustees' compensation                                              37,784
    Shareholder servicing agent fee                                    520,789
    Distribution and service fee (Class A)                           1,007,906
    Distribution and service fee (Class B)                           1,124,713
    Distribution and service fee (Class C)                              75,869
    Administrative fee                                                  57,901
    Custodian fee                                                      180,984
    Postage                                                             70,886
    Printing                                                            50,281
    Auditing fees                                                       37,399
    Legal fees                                                           3,988
    Miscellaneous                                                      220,550
                                                                   -----------
      Total expenses                                               $ 5,024,055
    Fees paid indirectly                                              (147,098)
    Reduction of expenses by investment adviser                       (420,618)
                                                                   -----------
      Net expenses                                                 $ 4,456,339
                                                                   -----------
        Net investment income                                      $25,775,670
                                                                   -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $ 4,173,134
  Change in unrealized appreciation on investments                   7,678,440
                                                                   -----------
      Net realized and unrealized gain on investments              $11,851,574
                                                                   -----------
        Increase in net assets from operations                     $37,627,244
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                              YEAR ENDED             YEAR ENDED
                                                       FEBRUARY 28, 1998      FEBRUARY 28, 1997
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $ 25,775,670           $ 27,357,230
  Net realized gain (loss) on investments                      4,173,134            (16,888,266)
  Net unrealized gain on invesments                            7,678,440              4,038,792
                                                            ------------           ------------
    Increase in net assets from operations                  $ 37,627,244           $ 14,507,756
                                                            ------------           ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $(18,372,972)          $(19,813,814)
  From net investment income (Class B)                        (6,423,382)            (6,922,954)
  From net investment income (Class C)                          (424,810)              (177,171)
  From net investment income (Class I)                           (98,923)                (5,243)
                                                            ------------           ------------
      Total distributions declared to shareholders          $(25,320,087)          $(26,919,182)
                                                            ------------           ------------
Net decrease in net assets from Fund share transactions     $ (8,169,658)          $(20,586,791)
                                                            ------------           ------------
      Total increase (decrease) in net assets               $  4,137,499           $(32,998,217)
Net assets:
  At beginning of period                                     414,662,298            447,660,515
                                                            ------------           ------------

At end of period (including accumulated undistributed net
  investment income of $286,051 and $28,040, respectively)  $418,799,797           $414,662,298
                                                            ============           ============
See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                           ----------------------------------------------------          ELEVEN
                                               FEBRUARY 28,                                        MONTHS ENDED
                                           -------------------      FEBRUARY 29,    FEBRUARY 28,   FEBRUARY 28,
                                               1998           1997          1996            1995          1994
--------------------------------------------------------------------------------------------------------------
                                             CLASS A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $ 9.40        $ 9.67        $ 9.22          $ 9.79        $10.00
                                              ------        ------        ------          ------        ------
Income from investment
  operations# -
  Net investment income(S)                    $ 0.62        $ 0.62        $ 0.66          $ 0.67        $ 0.63
  Net realized and unrealized gain
    (loss) on investments                       0.28         (0.28)         0.45           (0.58)        (0.20)
                                              ------        ------        ------          ------        ------
    Total from investment operations          $ 0.90        $ 0.34        $ 1.11          $ 0.09        $ 0.43
                                              ------        ------        ------          ------        ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.61)       $(0.61)       $(0.66)         $(0.66)       $(0.58)(++)
  In excess of net realized gain on
    investments                                 --            --            --              --           (0.06)
                                              ------        ------        ------          ------        ------
    Total distributions declared to
      shareholders                            $(0.61)       $(0.61)       $(0.66)         $(0.66)       $(0.64)
                                              ------        ------        ------          ------        ------
Net asset value - end of period               $ 9.69        $ 9.40        $ 9.67          $ 9.22        $ 9.79
                                              ======        ======        ======          ======        ======
Total return(+)                                9.91%         3.67%        12.29%           1.21%         6.57%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   0.94%         0.91%         0.84%           0.79%         0.68%+
  Net investment income                        6.50%         6.56%         6.83%           7.24%         6.83%+
Portfolio turnover                              212%          339%          352%            385%          167%
Net assets at end of period
  (000 omitted)                             $282,809      $293,286      $322,740        $318,116      $372,702
   +Annualized.
   #Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++)Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
 (S)The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                   $ 0.61        $ 0.61        $ 0.64          $ 0.65        $ 0.59
      Ratios (to average net assets):
        Expenses##                             1.04%         1.06%         1.05%           1.05%         1.17%+
        Net investment income                  6.40%         6.41%         6.62%           6.98%         6.34%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                          1993         1992         1991         1990         1989         1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $ 9.43       $ 9.29       $ 9.10       $ 9.05       $ 9.56       $10.22
                                                            ------       ------       ------       ------       ------       ------
Income from investment operations -
  Net investment income                                     $ 0.67       $ 0.75       $ 0.78       $ 0.82       $ 0.86       $ 0.87
  Net realized and unrealized gain (loss) on investments      0.60         0.14         0.19         0.04        (0.51)       (0.59)
                                                            ------       ------       ------       ------       ------       ------
    Total from investment operations                        $ 1.27       $ 0.89       $ 0.97       $ 0.86       $ 0.35       $ 0.28
                                                            ------       ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                                $(0.70)      $(0.75)      $(0.78)      $(0.81)      $(0.86)      $(0.88)
  In excess of net realized gain on investments               --           --           --           --           --          (0.06)
                                                            ------       ------       ------       ------       ------       ------
    Total distributions declared to shareholders            $(0.70)      $(0.75)      $(0.78)      $(0.81)      $(0.86)      $(0.94)
                                                            ------       ------       ------       ------       ------       ------
Net asset value - end of period                             $10.00       $ 9.43       $ 9.29       $ 9.10       $ 9.05       $ 9.56
                                                            ======       ======       ======       ======       ======       ======
Total return(+)                                             13.94%        9.96%       11.13%        9.72%        3.84%        3.11%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                                                   1.20%        1.25%        1.28%        1.29%        1.40%        1.18%
  Net investment income                                      7.18%        7.95%        8.56%        8.81%        9.25%        9.10%
Portfolio turnover                                            264%         270%          95%         260%         346%         417%
Net assets at end of period (000 omitted)                 $356,735     $356,366     $323,612     $327,877     $348,617    $397,239

(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED
                                           ----------------------------------------------------         PERIOD
                                               FEBRUARY 28,                                              ENDED
                                           ------------------------ FEBRUARY 29,    FEBRUARY 28,  FEBRUARY 28,
                                              1998             1997         1996            1995         1994*
--------------------------------------------------------------------------------------------------------------
                                             CLASS B
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $ 9.39        $ 9.66        $ 9.22          $ 9.78        $10.16
                                              ------        ------        ------          ------        ------
Income from investment operations# -
  Net investment income(S)                    $ 0.55        $ 0.55        $ 0.59          $ 0.59        $ 0.30
  Net realized and unrealized gain
    (loss) on investments                       0.28         (0.28)         0.44           (0.56)        (0.43)
                                              ------        ------        ------          ------        ------

    Total from investment operations          $ 0.83        $ 0.27        $ 1.03          $ 0.03        $(0.13)
                                              ------        ------        ------          ------        ------

Less distributions declared to
  shareholders from net investment income     $(0.54)       $(0.54)       $(0.59)         $(0.59)       $(0.25)(++)
                                              ------        ------        ------          ------        ------
Net asset value - end of period               $ 9.68        $ 9.39        $ 9.66          $ 9.22        $ 9.78
                                              ======        ======        ======          ======        ======
Total return                                   9.17%         2.92%        11.46%           0.57%        (1.29)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   1.59%         1.62%         1.56%           1.51%         1.39%+
  Net investment income                        5.84%         5.85%         6.09%           6.52%         5.92%+
Portfolio turnover                              212%          339%          352%            385%          167%
Net assets at end of period (000 omitted)   $117,077      $114,861      $124,921        $105,178      $113,107

   *For the period from the inception of Class B, August 30, 1993, through February 28, 1994.
   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
 (S)The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                   $ 0.54        $ 0.54        $ 0.57          $ 0.57        $ 0.28
      Ratios (to average net assets):
        Expenses##                             1.69%         1.77%         1.77%           1.77%         1.87%+
        Net investment income                  5.74%         5.70%         5.88%           6.26%         5.44%+

See notes to financial statements


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED   PERIOD ENDED          YEAR ENDED    PERIOD ENDED
                                               FEBRUARY 28,    FEBRUARY 28,       FEBRUARY 28,    FEBRUARY 28,
                                                       1998          1997**               1998         1997***
--------------------------------------------------------------------------------------------------------------
                                                    CLASS C                            CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                $ 9.43          $ 9.51             $ 9.40          $ 9.41
                                                     ------          ------             ------          ------
Income from investment operations# -
  Net investment income(S)                           $ 0.55          $ 0.47             $ 0.62          $ 0.10
  Net realized and unrealized gain (loss) on
    investments                                        0.29           (0.09)              0.31           (0.01)
                                                     ------          ------             ------          ------
    Total from investment operations                 $ 0.84          $ 0.38             $ 0.93          $ 0.09
                                                     ------          ------             ------          ------
Less distributions declared to shareholders from
  net investment income                              $(0.55)         $(0.46)            $(0.64)         $(0.10)
                                                     ------          ------             ------          ------
Net asset value - end of period                      $ 9.72          $ 9.43             $ 9.69          $ 9.40
                                                     ======          ======             ======          ======
Total return                                          9.15%           4.06%++           10.31%           1.03%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                           1.59%           1.55%+             0.53%           0.48%+
  Net investment income                                5.85%           5.97%+             6.85%           7.22%+
Portfolio turnover                                      212%            339%               212%            339%
Net assets at end of period (000 omitted)            $11,354         $6,046             $7,560          $  470

 **For the period from the inception of Class C, April 1, 1996, through February 28, 1997.
***For the period from the inception of Class I, January 2, 1997, through February 28, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                          $ 0.54          $ 0.46             $ 0.61          $ 0.09
      Ratios (to average net assets):
        Expenses##                                    1.69%           1.70%+             0.63%           0.63%+
        Net investment income                         5.75%           5.82%+             6.75%           7.07%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended February 28, 1998, $197,572 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage backed securities. This change had no effect on net assets or the net asset value per share. At February 28, 1998, accumulated undistributed net investment income and accumulated net realized loss on investments under book accounting were different from tax accounting due to significant temporary differences in accounting for capital losses.

At February 28, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of ($33,115,849) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 2003, ($16,989,088), and February 28, 2005, ($16,126,761).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate equal to the lesser of (i) 0.40% of average daily net assets or (ii) 0.25% of average daily net assets plus 3.40% of income. The investment adviser voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,980 for the year ended February 28, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $58,587 for the year ended February 28, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $113,469 for the year ended February 28, 1998. Fees incurred under the distribution plan during the year ended February 28, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,186 and $2,075 for Class B and Class C, respectively, for the year ended February 28, 1998. Fees incurred under the distribution plan during the year ended February 28, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended February 28, 1998, were $3,470, $279,216, and $2,556 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. Effective January 1, 1998, the fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $858,452,455 and $805,348,962, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $419,824,448
                                                                 ------------

Gross unrealized appreciation                                    $  7,492,612
Gross unrealized depreciation                                      (1,182,683)
                                                                 ------------
    Net unrealized appreciation                                  $  6,309,929
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED FEBRUARY 28, 1998                 YEAR ENDED FEBRUARY 28, 1997
                                  ---------------------------------            ---------------------------------
                                          SHARES             AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                            5,464,276      $  52,177,939                 4,140,119      $  38,922,278
Shares issued to shareholders in
  reinvestment of distributions        1,227,491         11,623,317                 1,321,595         12,427,596
Shares transferred to Class I           --                --                          (49,744)          (468,094)
Shares reacquired                     (8,693,936)       (82,954,183)               (7,593,288)       (71,389,880)
                                      ----------      -------------                ----------      -------------
    Net decrease                      (2,002,169)     $ (19,152,927)               (2,181,318)     $ (20,508,100)
                                      ==========      =============                ==========      =============

Class B Shares
                                       YEAR ENDED FEBRUARY 28, 1998                 YEAR ENDED FEBRUARY 28, 1997
                                  ---------------------------------            ---------------------------------
                                          SHARES             AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                            3,856,898      $  36,904,049                 3,497,240      $  32,902,922
Shares issued to shareholders in
  reinvestment of distributions          429,480          4,065,291                   466,248          4,381,846
Shares reacquired                     (4,422,381)       (42,111,012)               (4,666,881)       (43,848,545)
                                      ----------      -------------                ----------      -------------
    Net decrease                        (136,003)     $  (1,141,672)                 (703,393)     $  (6,563,777)
                                      ==========      =============                ==========      =============

Class C Shares
                                       YEAR ENDED FEBRUARY 28, 1998              PERIOD ENDED FEBRUARY 28, 1997*
                                  ---------------------------------            ---------------------------------
                                          SHARES             AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                              746,832      $   7,168,488                   655,092      $   6,142,479
Shares issued to shareholders in
  reinvestment of distributions           31,482            299,383                    15,823            148,965
Shares reacquired                       (251,237)        (2,396,844)                  (29,473)          (276,397)
                                      ----------      -------------                ----------      -------------
    Net increase                         527,077      $   5,071,027                   641,442      $   6,015,047
                                      ==========      =============                ==========      =============
*For the period from the inception of Class C, April 1, 1996, through February 28, 1997.

Class I Shares
                                       YEAR ENDED FEBRUARY 28, 1998             PERIOD ENDED FEBRUARY 28, 1997**
                                  ---------------------------------
                                          SHARES             AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                              733,115      $   7,080,671                       529      $       5,013
Shares issued to shareholders in
  reinvestment of distributions           10,257             98,774                       558              5,242
Shares transferred from Class A         --                --                           49,744            468,094
Shares reacquired                        (13,261)          (125,531)                     (883)            (8,310)
                                      ----------      -------------                ----------      -------------
    Net increase                         730,111      $   7,053,914                    49,948      $     470,039
                                      ==========      =============                ==========      =============
**For the period from the inception of Class I, January 2, 1997, through February 28, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended February 28, 1998, was $2,440.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund as of February 28, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 1998 and 1997, and the financial highlights for each of the years in the five- year period ended February 28, 1998 and for each of the years in the six-year period ended March 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Fund at February 28, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 10, 1998



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) GOVERNMENT SECURITIES FUND

TRUSTEES                                        CUSTODIAN
Richard B. Bailey* - Private Investor;          State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                       AUDITORS
                                                Deloitte & Touche LLP
Peter G. Harwood - Private Investor
                                                Investor Information For MFS stock and
J. Atwood Ives - Chairman and Chief             bond market outlooks, call toll free:
Executive Officer, Eastern Enterprises          1-800-637-4458 anytime from a touch-tone
                                                telephone. For information on MFS mutual
Lawrence T. Perera - Partner, Hemenway &        funds, call your financial adviser or, for
Barnes                                          an information kit, call toll free:
                                                1-800-637-2929 any business day from 9
William J. Poorvu - Adjunct Professor,          a.m. to 5 p.m. Eastern time (or leave a
Harvard University Graduate School of           message anytime).
Business Administration
                                                INVESTOR SERVICE
Charles W. Schmidt - Private Investor           MFS Service Center, Inc.
                                                P.O. Box 2281
Arnold D. Scott* - Senior Executive Vice        Boston, MA 02107-9906
President, Director, and Secretary, MFS
Investment Management                           For general information, call toll free:
                                                1-800-225-2606 any business day from 8
Jeffrey L. Shames* - Chairman, Chief            a.m. to 8 p.m. Eastern time. For service
Executive Officer, and Director, MFS            to speech- or hearing-impaired, call toll
Investment Management                           free: 1-800-637-6576 any business day from
                                                9 a.m. to 5 p.m. Eastern time. (To use
Elaine R. Smith - Independent Consultant        this service, your phone must be equipped
                                                with a Telecommunications Device for the
David B. Stone - Chairman, North American       Deaf.) For share prices, account balances,
Management Corp. (investment advisers)          and exchanges, call toll free:
                                                1-800-MFS-TALK (1-800-637-8255) anytime
INVESTMENT ADVISER                              from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                             WORLD WIDE WEB
Boston, MA 02116-3741                           www.mfs.com

DISTRIBUTOR                                     [Dalbar Logo] For the fourth year in a
MFS Fund Distributors, Inc.                     row, MFS earned a #1 ranking in the
500 Boylston Street                             DALBAR, Inc. Broker/Dealer Survey, Main
Boston, MA 02116-3741                           Office Operations Service Quality
                                                Category. The firm achieved a 3.42 overall
PORTFOLIO MANAGER                               score on a scale of 1 to 4 in the 1997
Steven E. Nothern*                              survey. A total of 111 firms responded,
                                                offering input on the quality of service
TREASURER                                       they received from 29 mutual fund
W. Thomas London*                               companies nationwide. The survey contained
                                                questions about service quality in 11
ASSISTANT TREASURERS                            categories, including "knowledge of
Mark E. Bradley*                                operations contact," "keeping you
Ellen Moynihan*                                 informed," and "ease of doing business"
James O. Yost*                                  with the firm.

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) Government                                                  Bulk Rate
Securities Fund                                                   U.S. Postage
                                                                      Paid
[Logo]                                                                MFS
INVESTMENT MANAGEMENT                                           ----------------
We invented the mutual fund(SM)


500 Boylston Street
Boston, MA 02116-3741


[Dalbar Logo]





(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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